                                                                   EXHIBIT 99.12


                              QUARTERLY REPORT OF
                             CAPITOLBANK SACRAMENTO
                         PURSUANT TO SECTION 13 OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                      FOR THE QUARTER ENDED JUNE 30, 1994

                           FDIC CERTIFICATE #22260-7

                             CAPITOLBANK SACRAMENTO
                                AND SUBSIDIARIES
                                300 CAPITOL MALL
                          SACRAMENTO, CALIFORNIA 95814

                IRS EMPLOYER IDENTIFICATION NUMBER:  94-2319513

                       TELEPHONE NUMBER:  (916) 449-8300

HAS THE BANK (1) FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OF THE SECURITIES AND EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS; AND (2) BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS?

                        YES      X        NO
                            ------------     -----------

AS OF JUNE 30, 1994, THE BANK HAD 4,080,302 SHARES OF COMMON STOCK WHICH IS ALL ONE CLASS.

ITEM 1.           FINANCIAL STATEMENTS (UNAUDITED)

             PAGE
               1. Consolidated Statements of Condition
               2. Consolidated Statement of Income (Y-T-D)
               3. Consolidated Statement of Income (Quarter)
               4. Consolidated Statement of Cash Flows
               5. Consolidated Statement of Changes in Stockholders' Equity
               6. Analysis of Reserve for Loan Losses
               7. Computation of Per Share Earnings

ITEM 2.   8. & 9. Management's Discussion and Analysis

ITEM 3.      10.  Statements

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                      Consolidated Statement of Condition
                                (000's Omitted)

                                             June 30,   December 31,
                                               1994         1993
                                             --------   ------------

ASSETS
- - ------
Cash and due from banks                      $  9,368       $  6,456
Interest-bearing deposits in banks                  0            398
Investment securities                          30,278         34,342
Federal funds sold                              2,535          4,820
Loans, net of reserve for loan losses          78,806         74,503
Premises and equipment, net                     1,322          1,484
Interest receivable and other assets            1,387          1,390
                                             --------       --------
TOTAL ASSETS                                 $123,696       $123,393
                                             ========       ========

LIABILITIES
- - -----------
Deposits:
 Demand accounts                             $ 29,910       $ 28,439
 Money market accounts                         62,924         63,219
 Time and savings accounts                     18,879         19,405
                                             --------       --------
   Total deposits                             111,713        111,063

Short-term borrowings                           2,390          2,734
Other liabilities                                 505            378
                                             --------       --------
   Total liabilities                          114,608        114,175

STOCKHOLDERS' EQUITY
- - --------------------
Common stock, par value $1.5625
 Authorized--10,000,000 shares
 Issued and outstanding--4,080,302 shares
   in 1994 and 4,080,302 in 1993                6,375          6,375
Paid in surplus                                 5,745          5,745
FASB 115 Adjustment                              (193)             0
Undivided Profits                              (2,839)        (2,902)
                                             --------       --------
   Total shareholders' equity                   9,088          9,218
                                             --------       --------

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY                        $123,696       $123,393
                                             ========       ========

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                    Consolidated Statement of Income (Loss)
                  For Six Months Ended June 30, 1994 and 1993
                                (000's Omitted)

                                         1994    1993
                                        ------  ------

INTEREST INCOME:
Interest and fees on loans              $3,780  $3,013
Interest on federal funds sold              30      81
Interest on investment securities          977   1,171
                                        ------  ------
   Total interest income                 4,787   4,266
                                        ------  ------

INTEREST EXPENSE:
Interest on deposits                     1,167   1,381
Interest on short-term borrowings           28      20
                                        ------  ------
   Total interest income                 1,195   1,401
                                        ------  ------

NET INTEREST INCOME                      3,592   2,865
Provision for loan losses                  230     161
                                        ------  ------

 NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                       3,362   2,704
                                        ------  ------

NON-INTEREST INCOME:
Income from fiduciary activity             364     338
Service charges on deposit accounts         55      65
Other revenue                               52      25
                                        ------  ------
   Total non-interest income               471     429
                                        ------  ------

Gains on securities transactions            82     243

NON-INTEREST EXPENSE:
Salaries and related expenses            2,096   1,714
Net occupancy                              737     698
Other expense                              980     915
                                        ------  ------
   Total non-interest expense            3,813   3,327

INCOME (LOSS) BEFORE INCOME TAXES          103      48

Income tax expense (benefit)                40       7
                                        ------  ------

NET INCOME (LOSS)                       $   63  $   42
                                        ======  ======

NET INCOME (LOSS) PER SHARE              $0.02   $0.01
                                        ======  ======

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                    Consolidated Statement of Income (Loss)
                    For Quarter Ended June 30, 1994 and 1993
                                (000's Omitted)

                                          1994     1993
                                        --------  ------

INTEREST INCOME:
Interest and fees on loans               $1,979   $1,559
Interest on federal funds sold               20       38
Interest on investment securities           451      581
                                         ------   ------
   Total interest income                  2,450    2,178
                                         ------   ------

INTEREST EXPENSE:
Interest on deposits                        585      704
Interest on short-term borrowings            15        9
                                         ------   ------
   Total interest income                    600      713
                                         ------   ------

NET INTEREST INCOME                       1,850    1,465
Provision for loan losses                   160      100
                                         ------   ------

 NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                        1,690    1,365
                                         ------   ------

NON-INTEREST INCOME:
Income from fiduciary activity              179      163
Service charges on deposit accounts          25       32
Other revenue                                31       14
                                         ------   ------
   Total non-interest income                235      209
                                         ------   ------

Gains on securities transactions             82      243

NON-INTEREST EXPENSE:
Salaries and related expenses             1,241      867
Net occupancy                               399      348
Other expense                               580      481
                                         ------   ------
   Total non-interest expense             2,220    1,696
                                         ------   ------

INCOME (LOSS) BEFORE INCOME TAXES          (213)     120

Income tax expense                           25        8
                                         ------   ------

NET INCOME (LOSS)                        $ (238)  $  112
                                         ======   ======

NET INCOME (LOSS) PER SHARE             $ (0.06)   $0.03
                                         ======   ======

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                     Consolidated Statements of Cash Flows
                                (000's omitted)

For the periods ended June 30,                     1994      1993
- - -------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

Reconciliation of net income to net cash provided by operating activities:

Net income                                       $    63     $   42
Adjustments to reconcile net income to net
 cash provided by operating activities:
   Provision for possible loan losses                230        161
   Depreciation and amortization                     196        179
   Net change in operating assets
     and liabilities:
       Interest receivable and other assets           65        194
       Interest payable and other
        liabilities                                  128        (12)
                                                 -------     ------
Total adjustments                                    619        522

Net cash provided by operating activities            682        564

CASH FLOWS FROM INVESTING ACTIVITIES:

FASB 115 Adjustment                                 (193)         0
Purchase of investment securities                  4,064    (14,966)
Proceeds from sale or maturity of
 investment securities                               398     17,605
Loans originated and principal collected, net     (4,533)    (7,106)
Additions to premises and equipment                  (34)       (15)
Net change in other real estate owned                (63)      (714)
                                                 -------     ------
Net cash provided by investing activities           (361)    (5,196)

CASH FLOWS FROM FINANCING ACTIVITIES:

Net increase (decrease) in deposits                  650      7,113
Net increase (decrease) in short-term
 borrowings                                         (344)      (327)
                                                 -------     ------
Net cash provided by financing activities            306      6,786
                                                 -------     ------

Increase (decrease) in cash and
 cash equivalents                                    627      2,154
Cash and cash equivalents, at
 beginning of year                                11,276      5,943
                                                 -------     ------

Cash and cash equivalents, at end of year        $11,903     $8,096
                                                 =======     ======

- - -------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURES:
 Cash paid for interest                          $ 1,176     $1,378
 Cash paid for taxes                             $    45     $    8
 Total gross additions to other real estate      $    64     $  794

- - -------------------------------------------------------------------

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          As of June 30, 1994 and 1993
                                (000's omitted)


                               # of   Common  Paid-in   FASB 115   Undivided
                              Shares  Stock   Surplus  Adjustment   Profits    Totals
                              -------------------------------------------------------

Balance, December 31, 1992     4,080  $6,375   $5,745          $0    $(3,218)  $8,902
Net Income                                                                42       42
FASB 115 Adjustment                                             0                   0
                              -------------------------------------------------------
Balance, June 30, 1993         4,080  $6,375   $5,745          $0    $(3,176)  $8,944
                              =======================================================






                               # of   Common  Paid-in   FASB 115    Undivided
                              Shares  Stock   Surplus  Adjustment    Profits     Total
                              --------------------------------------------------------

Balance, December 31, 1993     4,080  $6,375   $5,745          $0     $(2,902)  $9,218
Net Income                                                                 63       63
FASB 115 Adjustment                                          (193)                (193)
                              --------------------------------------------------------
Balance, June 30, 1994         4,080  $6,375   $5,745        (193)    $(2,839)  $9,088
                              ========================================================

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                           LOAN LOSSES AND RECOVERIES
                  For Six Months Ended June 30, 1994 and 1993
                                (000'S OMITTED)

                                       1994    1993
                                      ------  ------

Balance end of previous year          $1,406  $1,170

Recoveries credited to allowance          23     124

Provision for possible loan losses       230     161

Less:  losses charged to allowance        10      91
                                      ------  ------

Balance end of current period         $1,649  $1,364
                                      ======  ======

                    CAPITOLBANK SACRAMENTO AND SUBSIDIARIES
                       COMPUTATION OF PER SHARE EARNINGS
                    For Periods Ended June 30, 1994 and 1993
                                (000's Omitted)


                                                  SIX MONTHS
                                                  -----------
                                                  1994   1993
                                                  ----   ----

Net Income (Loss)                                $   63  $   42
                                                 ======  ======

Weighted Average Common Shares                    4,080   4,080

Weighted Average Common Stock Equivalents             0       0

Maximum potential shares included in
 per share computation                            4,080   4,080
                                                 ======  ======

Net Income (loss) Per Share                      $ 0.02  $ 0.01
                                                 ======  ======

MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS

EARNINGS

Income for the month of June, 1994 was $103,000. This brought the year to date income to $63,000. This compares favorably to 1993 net income of $42,000. In both 1994 and 1993 there was a gain on the sale of investment securities of $82,000 and $243,000, respectively. Net income per share increased from $0.01 for the first half of 1993 to $0.02 for the same period in 1994.

The net loss for the quarter ended June 30, 1994 was $238,578 compared to net income of $112,000 for the same period in 1993. The loss for the second quarter of 1994 is primarily due to the reorganization of the Bank's senior management team. Severance monies paid out totaled approximately $320,000. Legal fees and outplacement service fees totaled approximately $80,000.

Net interest income for the quarter ended June 30, 1994 was $1,850,000 compared to $1,465,000 for the same period in 1993. The average loan balance for the second quarter of 1994 was $78,829,000 compared to $68,613,000 in 1993, an increase of 15%. Year to date net interest income for the period ended June 30, 1994 was $3,592,000 compared to $2,865,000 for the same period in 1993. The average loan balance for 1994 was $77,584,000 compared to $66,180,000 for 1993. The increase in net interest income is due primarily to the increase in loan volume and the higher prime rate.

Non-interest expense increased from $1,696,000 for the second quarter in 1993 to $2,220,000 for the second quarter in 1994. The majority of this increase was attributable to the increase in salaries expense due to the reorganization of the Bank's senior management team. A detailed schedule of the major other non-interest expenses is outlined as follows:

                           Y-T-D      Y-T-D
Description              June 1994  June 1993  $ Variance
- - -----------              ---------  ---------  -----------

Legal Fees                $117,283   $ 96,031     $21,252
FDIC Assessment            137,516    138,311        (795)
Professional Services      116,236     75,989      40,247
Supplies                    56,624     44,592      12,032
Insurance                   54,542     44,356      10,186
Data Processing             36,668     39,880      (3,212)

BALANCE SHEET

Total consolidated assets remained stable for the first six months of 1994. Loans increased by $4,000,000 causing a decrease of $4,000,000 in investment securities. Due to a large cash letter at the end of the quarter Cash and Due From Banks increased by $3,000,000 causing Federal funds sold to decrease.

Stockholders' equity was decreased by $130,000 for the period ended June 30, 1994 which represents year to date net income ($63,000) and the FASB 115 adjustment ($193,000 loss).

The loan loss reserve was $1,649,000 at June 30, 1994. This represents a 2.0% reserve to outstanding loans. The loan to deposit ratio was 73% at June 30, 1994. The Bank's primary capital was $10,736,000 or 8.68% at June 30, 1994. The Bank's core capital ratio was 7.35% at June 30, 1994.

STATEMENTS

ALL NECESSARY ADJUSTMENTS FOR A FAIR STATEMENT OF RESULTS FOR THE QUARTER ENDED JUNE 30, 1994 HAVE BEEN REFLECTED ON THE FINANCIAL STATEMENTS.

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE BANK HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                      CAPITOLBANK SACRAMENTO



                                      BY /s/ Lawrence D. McGovern
                                         --------------------------------------
                                         Lawrence D. McGovern, Senior Vice
                                         President and Chief Financial Officer



                                      BY /s/ William J. Martin
                                         --------------------------------------
                                         William J. Martin, President and Chief
                                         Operating Officer